CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, James Ratcliffe, as Chairman of Ineos Group Limited (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes Oxley Act of 2002, that to my knowledge:

     (1)  the accompanying Annual Report on Form 20-F report for the period ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: May 7, 2003

/s/ James Ratcliffe

James Ratcliffe Chairman Ineos Group Limited

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Ineos Group Limited and will be retained by Ineos Group Limited and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, John Reece, as Finance Director of Ineos Group Limited (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes Oxley Act of 2002, that to my knowledge:

     (1)  the accompanying Annual Report on Form 20-F report for the period ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: May 7, 2003

/s/ John Reece

John Reece Finance Director Ineos Group Limited

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Ineos Group Limited and will be retained by Ineos Group Limited and furnished to the Securities and Exchange Commission or its staff upon request.